                       AMENDED AND RESTATED OPTION
         TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC.


   THIS AMENDED AND RESTATED OPTION TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC. dated as of March 7, 1997 (the "Option"), is made and entered into by and among Yves Faroudja and Isabell Faroudja ("Y&I"), Faroudja, Inc., a Delaware corporation ("FI"), Adelson Investors, LLC ("Holder") and Faroudja Images, Inc., a Delaware corporation ("FII").

   WHEREAS, Y&I granted separate options to purchase 2,120,192 shares of common stock of Faroudja Laboratories ("FLI"), Inc., a California corporation ("FLI Option") and 480,264 shares of common stock of Faroudja Research Enterprises ("FRE"), Inc., a California corporation ("FRE Option") to FII on March 8, 1996.

   WHEREAS, pursuant to the merger of FRE with and into FLI ("FLI/FRE
Merger"), all of the common stock of FRE was converted into FLI common stock at the conversion ratio of .2125782 of a share of FLI common stock for each outstanding FRE share of common stock;

   WHEREAS, pursuant to the merger ("FLI/FAI Merger") of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI following the FLI/FRE Merger, all of the common stock of FLI was converted into common stock of FI at the conversion ratio of .6918552 of a share of FI common stock for each outstanding FLI share of common stock, which resulted in an aggregate of 1,537,500 shares of common stock of FI at an aggregate exercise price of $6,000,000 subject to the FLI Option and FRE Option;

   WHEREAS, pursuant to the FLI/FRE Merger and the FLI/FAI Merger
(collectively, the "Mergers"), FLI became a wholly-owned subsidiary of FI;

   WHEREAS, FII liquidated effective December 31, 1996 (the "FII Liquidation") and the assets, including the FLI Option and FRE Option, were distributed to Roger K. Baumberger as liquidating trustee ("Liquidating Trustee") for Faroudja Images, Inc., which are subsequently being distributed to the parties named in the table below (collectively, the "Option Holders"), whose names, the number of shares of Common Stock of FI subject to the portion of the FLI Option and FRE Option being distributed to such Option Holder, as amended and restated ("FI Option") and the aggregate exercise price of each such FI Option to be held by each Option Holder, is set forth in the table below:

         OPTION HOLDER                  NO. OF FI         EXERCISE PRICE
         -------------                   SHARES           --------------
                                        ---------

Adelson Investors, LLC                   486,875            $1,900,000

Images Partners, LP                      384,375            $1,500,000

Faroudja Images Investors, LLC           666,250            $2,600,000
                                       ---------            ----------
                                       1,537,500            $6,000,000

   WHEREAS, Y&I are concurrently entering into options ("Other Options") with holders of the Other Options ("Other Holders") on the same terms as the Holder to reflect the grant of separate options for the number of FI shares and at the exercise price set forth in the preceding table;

   WHEREAS, Y&I, FII and Holder want to amend and restate and confirm the distribution from FII of the FLI Option and the FRE Option by entering into this Agreement to reflect transactions resulting from the FLI/FRE Merger, the FLI/FAI Merger (collectively, the "Mergers") and the FII Liquidation;

   NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

   Y&I (collectively, the "Sellers") hereby grant to the Holder an option to purchase from the Sellers, at any time or from time to time on or after December 31, 1996 (the "Commencement Date") but not later than the earlier of
(i) the initial closing date of the sale of shares by FI to the public pursuant to a registration statement filed with the SEC in compliance with the Securities Act of 1933, as amended ("IPO") or (ii) September 5, 1997 (the "Expiration Date"), for a price of $1,900,000 (the "Stock Purchase Price"), 486,875 shares of common stock of FI (the "Shares"), free and clear of all claims, liens, security interests, restrictions, rights and other encumbrances ("Liens"). The Sellers are granting this option pursuant to the letter agreement dated
November 13, 1995 among the Sellers and Spencer Trask Holdings, Inc. ("ST"), as amended by the amendment to letter agreement dated February 9, 1996 among the Sellers, ST and FII and pursuant to the Mergers and the FII Liquidation.

   This Option is subject to the following terms and conditions:

   1. TERM AND EXERCISE. The Holder shall have the right, at any time or from time to time on or after the Commencement Date but not later than the Expiration Date, to give notice to the Sellers, of the purchase of all, but not fewer than all, the Shares, upon written notice (the "Option Exercise Notice") given to the Sellers on one occasion; provided, however, that such right to exercise this Option is conditioned upon all Other Holders simultaneously providing an Option Exercise Notice under the Other Options and closing the purchase and sale under the Other Options on the same date, unless Y&I waive this condition as to this Option and/or either or both of the Other Options.

   2. PAYMENT; DELIVERY OF SHARES. If the Holder exercises the Option prior to the Expiration Date, the Holder and the Sellers shall consummate the purchase and sale at FI's office at 10:00 a.m. (California time) on the business day designated by, and mutually agreeable to, the Holder and the Other Holders by written notice given to the Sellers, which shall not be fewer than five or more than ten business days after the delivery of the Option Exercise Notice. At the closing (the "Option Closing"):

        (a) the Sellers shall deliver or cause to be delivered to the Buyer certificates representing all the Shares, free and clear of all Liens, together with duly executed stock powers, with all required stock transfer tax stamps attached and all appropriate estate tax waivers; and

        (b) the Holder shall deliver, to an account or accounts designated by both Sellers, the Stock Purchase Price.

   3.   NO ISSUANCES OR OTHER DILUTIVE ACTIONS.

        3.1 Prior to the Expiration Date, neither Seller nor Holder (either as a shareholder or through directors elected to represent such parties) shall take any action to permit FI, without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options, to issue any securities to any person, other than upon the exercise or conversion of options, warrants or other rights outstanding on the date of this Option, or to distribute any securities or other property to its securityholders, or to consolidate or merge with or into another entity or to sell all or substantially all of its assets.

        3.2 Prior to an initial public offering of the common stock of FI (at some later date) the parties hereto agree that the capitalization of FI and the respective share ownership of the parties to this Option and other listed shareholders and/or categories shall remain the same as set forth in Exhibit "A" attached hereto, except that the FI Options may be exercised, and further agree that the share capitalization of FI cannot be changed without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options.

   4. ESCROW AGREEMENTS. Subject to the terms and conditions of the escrow agreement among FII and to add the Holder and Other Holders as parties in substitution for FII, the Sellers and Bank of the West Trust and Investment Services Division, as successor escrow agent (the "Escrow Agreement"), as amended, the Sellers are authorizing the

Escrow Agent to exchange the shares of FLI and FRE held pursuant to the FLI Option and FRE Option for the Shares and shares subject to the Other Options.

   5.   MISCELLANEOUS.

        5.1 NOTICES. All notices and other communications under this Option shall be in writing and may be given by any of the following methods:
(a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this Section 5.1):

        if to either Seller, to him or her at:

             Faroudja, Inc.
             c/o Faroudja Laboratories, Inc.
             750 Palomar Avenue
             Sunnyvale, CA 94086
             Fax: (408) 735-8571

        with a copy to:

             Bank of the West Trust and Investment
             Services Division
             50 West San Fernando Street, 2nd Floor
             San Jose, CA 95113
             Attn:  Chris Bachtel
             Fax:  (408) 971-0933

             Buchalter, Nemer, Fields & Younger
             601 South Figueroa Street, Suite 2400
             Los Angeles, CA 90017-5704
             Attention:  Mark A. Bonenfant, Esq.
             Fax: (213) 896-0400

             Coudert Brothers
             Four Embarcadero Center, Suite 3300
             San Francisco, CA 94111
             Attention:  Greg L. Pickrell, Esq.
             Fax: (415) 986-0320
        if to the Holder,  to it at:

             the address set forth on the signature page of this Option with a copy to:

             Spencer Trask Securities, Inc.
             535 Madison Avenue
             New York, NY 10022
             Attention:  Kevin B. Kimberlin
             Fax: (212) 751-3362

             Proskauer Rose Goetz & Mendelsohn LLP
             1585 Broadway
             New York, NY 10036
             Attention:  Edward W. Kerson, Esq.
             Fax: (212) 969-2900

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or
(c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice having been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

        5.2 AMENDMENT. This Option may be modified or amended or the provisions of this Option may be waived only with the written consent of the Sellers and the Holder (it being understood that the Sellers shall, at the request of the Holder, cooperate with the Holder to modify this Option or to restructure this Option in any manner that does not adversely affect the Sellers).

        5.3 GOVERNING LAW. This Option shall be governed by the law of the State of California, without regard to provisions thereof relating to conflicts of laws.

        5.4 ASSIGNMENT. This Option may not be assigned, in any manner, without the written consent of Sellers.

   IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Option to be duly executed as of the date first hereinabove written above.


                                            FAROUDJA, INC.,
                                            a Delaware corporation


                                            By:    /s/ Michael Moone
                                                ------------------------
                                                Michael Moone, President


                                                   /s/ Yves Faroudja
                                                ------------------------
                                                Yves Faroudja


                                                   /s/ Isabell Faroudja
                                                ------------------------
                                                Isabell Faroudja

Accepted and Agreed:

ADELSON INVESTORS, LLC


By:   /s/ Paul Nadel
    -----------------------------

Address:     10900 Wilshire Blvd., #750
             Los Angeles, CA  90024
             Fax: (310) 209-6160


FAROUDJA IMAGES, INC.

By:   /s/ Kevin Kimberlin
    -----------------------------
      Kevin Kimberlin, Secretary

                                    EXHIBIT "A"

                                 FI CAPITALIZATION


SECURITY HOLDER                              FI C/S                 PERCENT
---------------                              ------                 -------

Stock Option Plans(1)                      1,800,000                 17.86%

Y&I Direct Ownership                       2,050,000                 20.34%

Y&I Option Shares                          1,537,500

   Adelson Investors, LLC                    486,875                  4.83%

   Images Partners, LP                       384,375                  3.81%

   Faroudja Images Investors, LLC            666,250                  6.61%

FII Direct Ownership                       4,612,500                 45.76%

Adelson Contingent Warrant                    65,152                  0.65%

John Sie Warrant                              14,449                  0.14%
                                          ----------                 ------

TOTAL                                     10,079,960                   100%


(1) The Stock Option Plans for FI break down as follows:


STOCK OPTION PLAN                        RESERVED C/S          GRANTED OPTIONS
-----------------                        ------------          ---------------

1995 Stock Option Plan                     1,400,000              1,386,578

1997 Performance Stock Option Plan           300,000                      0

1997 Non-Employee Director Stock             100,000                 26,060
Option Plan

                          AMENDED AND RESTATED OPTION
                TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC.


   THIS AMENDED AND RESTATED OPTION TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC. dated as of March 7, 1997 (the "Option"), is made and entered into by and among Yves Faroudja and Isabell Faroudja ("Y&I"), Faroudja, Inc., a Delaware corporation ("FI"), Faroudja Images Investors, LLC ("Holder") and Faroudja Images, Inc., a Delaware corporation ("FII").

   WHEREAS, Y&I granted separate options to purchase 2,120,192 shares of common stock of Faroudja Laboratories ("FLI"), Inc., a California corporation ("FLI Option") and 480,264 shares of common stock of Faroudja Research Enterprises ("FRE"), Inc., a California corporation ("FRE Option") to FII on March 8, 1996.

   WHEREAS, pursuant to the merger of FRE with and into FLI ("FLI/FRE
Merger"), all of the common stock of FRE was converted into FLI common stock at the conversion ratio of .2125782 of a share of FLI common stock for each outstanding FRE share of common stock;

   WHEREAS, pursuant to the merger ("FLI/FAI Merger") of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI following the FLI/FRE Merger, all of the common stock of FLI was converted into common stock of FI at the conversion ratio of .6918552 of a share of FI common stock for each outstanding FLI share of common stock, which resulted in an aggregate of 1,537,500 shares of common stock of FI at an aggregate exercise price of $6,000,000 subject to the FLI Option and FRE Option;

   WHEREAS, pursuant to the FLI/FRE Merger and the FLI/FAI Merger
(collectively, the "Mergers"), FLI became a wholly-owned subsidiary of FI;

   WHEREAS, FII liquidated effective December 31, 1996 (the "FII Liquidation") and the assets, including the FLI Option and FRE Option, were distributed to Roger K. Baumberger as liquidating trustee ("Liquidating Trustee") for Faroudja Images, Inc., which are subsequently being distributed to the parties named in the table below (collectively, the "Option Holders"), whose names, the number of shares of Common Stock of FI subject to the portion of the FLI Option and FRE Option being distributed to such Option Holder, as amended and restated ("FI Option") and the aggregate exercise price of each such FI Option to be held by each Option Holder, is set forth in the table below:

         OPTION HOLDER                  NO. OF FI         EXERCISE PRICE
         -------------                   SHARES           --------------
                                        ---------

Adelson Investors, LLC                  486,875             $1,900,000

Images Partners, LP                     384,375             $1,500,000

Faroudja Images Investors, LLC          666,250             $2,600,000
                                       ---------            ----------
                                      1,537,500             $6,000,000

   WHEREAS, Y&I are concurrently entering into options ("Other Options") with holders of the Other Options ("Other Holders") on the same terms as the Holder to reflect the grant of separate options for the number of FI shares and at the exercise price set forth in the preceding table;

   WHEREAS, Y&I, FII and Holder want to amend and restate and confirm the distribution from FII of the FLI Option and the FRE Option by entering into this Agreement to reflect transactions resulting from the FLI/FRE Merger, the FLI/FAI Merger (collectively, the "Mergers") and the FII Liquidation;

   NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

   Y&I (collectively, the "Sellers") hereby grant to the Holder an option to purchase from the Sellers, at any time or from time to time on or after December 31, 1996 (the "Commencement Date") but not later than the earlier of
(i) the initial closing date of the sale of shares by FI to the public pursuant to a registration statement filed with the SEC in compliance with the Securities Act of 1933, as amended ("IPO") or (ii) September 5, 1997 (the "Expiration Date"), for a price of $2,600,000 (the "Stock Purchase Price"), 666,250 shares of common stock of FI (the "Shares"), free and clear of all claims, liens, security interests, restrictions, rights and other encumbrances ("Liens"). The Sellers are granting this option pursuant to the letter agreement dated
November 13, 1995 among the Sellers and Spencer Trask Holdings, Inc. ("ST"), as amended by the amendment to letter agreement dated February 9, 1996 among the Sellers, ST and FII and pursuant to the Mergers and the FII Liquidation.

   This Option is subject to the following terms and conditions:

   1. TERM AND EXERCISE. The Holder shall have the right, at any time or from time to time on or after the Commencement Date but not later than the Expiration Date, to give notice to the Sellers, of the purchase of all, but not fewer than all, the Shares, upon written notice (the "Option Exercise Notice") given to the Sellers on one occasion; provided, however, that such right to exercise this Option is conditioned upon all Other Holders simultaneously providing an Option Exercise Notice under the Other Options and closing the purchase and sale under the Other Options on the same date, unless Y&I waive this condition as to this Option and/or either or both of the Other Options.

   2. PAYMENT; DELIVERY OF SHARES. If the Holder exercises the Option prior to the Expiration Date, the Holder and the Sellers shall consummate the purchase and sale at FI's office at 10:00 a.m. (California time) on the business day designated by, and mutually agreeable to, the Holder and the Other Holders by written notice given to the Sellers, which shall not be fewer than five or more than ten business days after the delivery of the Option Exercise Notice. At the closing (the "Option Closing"):

        (a) the Sellers shall deliver or cause to be delivered to the Buyer certificates representing all the Shares, free and clear of all Liens, together with duly executed stock powers, with all required stock transfer tax stamps attached and all appropriate estate tax waivers; and

        (b) the Holder shall deliver, to an account or accounts designated by both Sellers, the Stock Purchase Price.

   3.   NO ISSUANCES OR OTHER DILUTIVE ACTIONS.

        3.1 Prior to the Expiration Date, neither Seller nor Holder (either as a shareholder or through directors elected to represent such parties) shall take any action to permit FI, without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options, to issue any securities to any person, other than upon the exercise or conversion of options, warrants or other rights outstanding on the date of this Option, or to distribute any securities or other property to its securityholders, or to consolidate or merge with or into another entity or to sell all or substantially all of its assets.

        3.2 Prior to an initial public offering of the common stock of FI (at some later date) the parties hereto agree that the capitalization of FI and the respective share ownership of the parties to this Option and other listed shareholders and/or categories shall remain the same as set forth in Exhibit "A" attached hereto, except that the FI Options may be exercised, and further agree that the share capitalization of FI cannot be changed without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options.

   4. ESCROW AGREEMENTS. Subject to the terms and conditions of the escrow agreement among FII and to add the Holder and Other Holders as parties in substitution for FII, the Sellers and Bank of the West Trust and Investment Services Division, as successor escrow agent (the "Escrow Agreement"), as amended, the Sellers are authorizing the

Escrow Agent to exchange the shares of FLI and FRE held pursuant to the FLI Option and FRE Option for the Shares and shares subject to the Other Options.

   5.   MISCELLANEOUS.

        5.1 NOTICES. All notices and other communications under this Option shall be in writing and may be given by any of the following methods:
(a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this Section 5.1):

        if to either Seller, to him or her at:

             Faroudja, Inc.
             c/o Faroudja Laboratories, Inc.
             750 Palomar Avenue
             Sunnyvale, CA 94086
             Fax: (408) 735-8571

        with a copy to:

             Bank of the West Trust and Investment
             Services Division
             50 West San Fernando Street, 2nd Floor
             San Jose, CA 95113
             Attn:  Chris Bachtel
             Fax:  (408) 971-0933

             Buchalter, Nemer, Fields & Younger
             601 South Figueroa Street, Suite 2400
             Los Angeles, CA 90017-5704
             Attention:  Mark A. Bonenfant, Esq.
             Fax: (213) 896-0400

             Coudert Brothers
             Four Embarcadero Center, Suite 3300
             San Francisco, CA 94111
             Attention:  Greg L. Pickrell, Esq.
             Fax: (415) 986-0320
        if to the Holder,  to it at:

             the address set forth on the signature page of this Option with a copy to:

             Spencer Trask Securities, Inc.
             535 Madison Avenue
             New York, NY 10022
             Attention:  Kevin B. Kimberlin
             Fax: (212) 751-3362

             Proskauer Rose Goetz & Mendelsohn LLP
             1585 Broadway
             New York, NY 10036
             Attention:  Edward W. Kerson, Esq.
             Fax: (212) 969-2900

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or
(c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice having been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

        5.2 AMENDMENT. This Option may be modified or amended or the provisions of this Option may be waived only with the written consent of the Sellers and the Holder (it being understood that the Sellers shall, at the request of the Holder, cooperate with the Holder to modify this Option or to restructure this Option in any manner that does not adversely affect the Sellers).

        5.3 GOVERNING LAW. This Option shall be governed by the law of the State of California, without regard to provisions thereof relating to conflicts of laws.

        5.4 ASSIGNMENT. This Option may not be assigned, in any manner, without the written consent of Sellers.

   IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Option to be duly executed as of the date first hereinabove written above.

                                            FAROUDJA, INC.,
                                            a Delaware corporation


                                            By:    /s/ Michael Moone
                                                ------------------------
                                                Michael Moone, President


                                                   /s/ Yves Faroudja
                                                ------------------------
                                                Yves Faroudja


                                                   /s/ Isabell Faroudja
                                                ------------------------
                                                Isabell Faroudja


Accepted and Agreed:

FAROUDJA IMAGES INVESTORS, LLC


By:   /s/ Roger K. Baumberger
    -----------------------------

Address:     535 Madison Ave., 18th Floor
             New York, NY  10022
             Fax No.:  (212) 751-3483

FAROUDJA IMAGES, INC.


By:   /s/ Kevin Kimberlin
    -----------------------------
     Kevin Kimberlin, Secretary

                                    EXHIBIT "A"

                                 FI CAPITALIZATION


SECURITY HOLDER                              FI C/S                 PERCENT
---------------                              ------                 -------

Stock Option Plans(1)                      1,800,000                 17.86%

Y&I Direct Ownership                       2,050,000                 20.34%

Y&I Option Shares                          1,537,500

   Adelson Investors, LLC                    486,875                  4.83%

   Images Partners, LP                       384,375                  3.81%

   Faroudja Images Investors, LLC            666,250                  6.61%

FII Direct Ownership                       4,612,500                 45.76%

Adelson Contingent Warrant                    65,152                  0.65%

John Sie Warrant                              14,449                  0.14%
                                          ----------                 ------

TOTAL                                     10,079,960                   100%


(1) The Stock Option Plans for FI break down as follows:


STOCK OPTION PLAN                        RESERVED C/S          GRANTED OPTIONS
-----------------                        ------------          ---------------

1995 Stock Option Plan                     1,400,000              1,386,578

1997 Performance Stock Option Plan           300,000                      0

1997 Non-Employee Director Stock             100,000                 26,060
Option Plan

                          AMENDED AND RESTATED OPTION
             TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC.


   THIS AMENDED AND RESTATED OPTION TO PURCHASE SHARES OF COMMON STOCK OF FAROUDJA, INC. dated as of March 7, 1997 (the "Option"), is made and entered into by and among Yves Faroudja and Isabell Faroudja ("Y&I"), Faroudja, Inc., a Delaware corporation ("FI"), Images Partners, LP ("Holder") and Faroudja Images, Inc., a Delaware corporation ("FII").

   WHEREAS, Y&I granted separate options to purchase 2,120,192 shares of common stock of Faroudja Laboratories ("FLI"), Inc., a California corporation ("FLI Option") and 480,264 shares of common stock of Faroudja Research Enterprises ("FRE"), Inc., a California corporation ("FRE Option") to FII on March 8, 1996.

   WHEREAS, pursuant to the merger of FRE with and into FLI ("FLI/FRE
Merger"), all of the common stock of FRE was converted into FLI common stock at the conversion ratio of .2125782 of a share of FLI common stock for each outstanding FRE share of common stock;

   WHEREAS, pursuant to the merger ("FLI/FAI Merger") of Faroudja Acquisition, Inc., a California corporation and indirect wholly-owned subsidiary of FLI, with and into FLI following the FLI/FRE Merger, all of the common stock of FLI was converted into common stock of FI at the conversion ratio of .6918552 of a share of FI common stock for each outstanding FLI share of common stock, which resulted in an aggregate of 1,537,500 shares of common stock of FI at an aggregate exercise price of $6,000,000 subject to the FLI Option and FRE Option;

   WHEREAS, pursuant to the FLI/FRE Merger and the FLI/FAI Merger
(collectively, the "Mergers"), FLI became a wholly-owned subsidiary of FI;

   WHEREAS, FII liquidated effective December 31, 1996 (the "FII Liquidation") and the assets, including the FLI Option and FRE Option, were distributed to Roger K. Baumberger as liquidating trustee ("Liquidating Trustee") for Faroudja Images, Inc., which are subsequently being distributed to the parties named in the table below (collectively, the "Option Holders"), whose names, the number of shares of Common Stock of FI subject to the portion of the FLI Option and FRE Option being distributed to such Option Holder, as amended and restated ("FI Option") and the aggregate exercise price of each such FI Option to be held by each Option Holder, is set forth in the table below:

         OPTION HOLDER                  NO. OF FI         EXERCISE PRICE
         -------------                   SHARES           --------------
                                        ---------

Adelson Investors, LLC                   486,875            $1,900,000

Images Partners, LP                      384,375            $1,500,000

Faroudja Images Investors, LLC           666,250            $2,600,000
                                       ---------            ----------
                                       1,537,500            $6,000,000

   WHEREAS, Y&I are concurrently entering into options ("Other Options") with holders of the Other Options ("Other Holders") on the same terms as the Holder to reflect the grant of separate options for the number of FI shares and at the exercise price set forth in the preceding table;

   WHEREAS, Y&I, FII and Holder want to amend and restate and confirm the distribution from FII of the FLI Option and the FRE Option by entering into this Agreement to reflect transactions resulting from the FLI/FRE Merger, the FLI/FAI Merger (collectively, the "Mergers") and the FII Liquidation;

   NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

   Y&I (collectively, the "Sellers") hereby grant to the Holder an option to purchase from the Sellers, at any time or from time to time on or after December 31, 1996 (the "Commencement Date") but not later than the earlier of
(i) the initial closing date of the sale of shares by FI to the public pursuant to a registration statement filed with the SEC in compliance with the Securities Act of 1933, as amended ("IPO") or (ii) September 5, 1997 (the "Expiration Date"), for a price of $1,500,000 (the "Stock Purchase Price"), 384,375 shares of common stock of FI (the "Shares"), free and clear of all claims, liens, security interests, restrictions, rights and other encumbrances ("Liens"). The Sellers are granting this option pursuant to the letter agreement dated November 13, 1995 among the Sellers and Spencer Trask Holdings, Inc. ("ST"), as amended by the amendment to letter agreement dated February 9, 1996 among the Sellers, ST and FII and pursuant to the Mergers and the FII Liquidation.

   This Option is subject to the following terms and conditions:

   1. TERM AND EXERCISE. The Holder shall have the right, at any time or from time to time on or after the Commencement Date but not later than the Expiration Date, to give notice to the Sellers, of the purchase of all, but not fewer than all, the Shares, upon written notice (the "Option Exercise Notice") given to the Sellers on one occasion; provided, however, that such right to exercise this Option is conditioned upon all Other Holders simultaneously providing an Option Exercise Notice under the Other Options and closing the purchase and sale under the Other Options on the same date, unless Y&I waive this condition as to this Option and/or either or both of the Other Options.

   2. PAYMENT; DELIVERY OF SHARES. If the Holder exercises the Option prior to the Expiration Date, the Holder and the Sellers shall consummate the purchase and sale at FI's office at 10:00 a.m. (California time) on the business day designated by, and mutually agreeable to, the Holder and the Other Holders by written notice given to the Sellers, which shall not be fewer than five or more than ten business days after the delivery of the Option Exercise Notice. At the closing (the "Option Closing"):

        (a) the Sellers shall deliver or cause to be delivered to the Buyer certificates representing all the Shares, free and clear of all Liens, together with duly executed stock powers, with all required stock transfer tax stamps attached and all appropriate estate tax waivers; and

        (b) the Holder shall deliver, to an account or accounts designated by both Sellers, the Stock Purchase Price.

   3.   NO ISSUANCES OR OTHER DILUTIVE ACTIONS.

        3.1 Prior to the Expiration Date, neither Seller nor Holder (either as a shareholder or through directors elected to represent such parties) shall take any action to permit FI, without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options, to issue any securities to any person, other than upon the exercise or conversion of options, warrants or other rights outstanding on the date of this Option, or to distribute any securities or other property to its securityholders, or to consolidate or merge with or into another entity or to sell all or substantially all of its assets.

        3.2 Prior to an initial public offering of the common stock of FI (at some later date) the parties hereto agree that the capitalization of FI and the respective share ownership of the parties to this Option and other listed shareholders and/or categories shall remain the same as set forth in Exhibit "A" attached hereto, except that the FI Options may be exercised, and further agree that the share capitalization of FI cannot be changed without the prior written consent of (i) Yves Faroudja and (ii) the Holder and Other Holders holding in aggregate Options and Other Options exercisable for a majority of the shares of FI subject to this Option and the Other Options.

   4. ESCROW AGREEMENTS. Subject to the terms and conditions of the escrow agreement among FII and to add the Holder and Other Holders as parties in substitution for FII, the Sellers and Bank of the West Trust and Investment Services Division, as successor escrow agent (the "Escrow Agreement"), as amended, the Sellers are authorizing the

Escrow Agent to exchange the shares of FLI and FRE held pursuant to the FLI Option and FRE Option for the Shares and shares subject to the Other Options.

   5.   MISCELLANEOUS.

        5.1 NOTICES. All notices and other communications under this Option shall be in writing and may be given by any of the following methods:
(a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its, his or her address or facsimile number given below (or at such other address or facsimile number for that party as shall be specified by notice given under this Section 5.1):

        if to either Seller, to him or her at:

             Faroudja, Inc.
             c/o Faroudja Laboratories, Inc.
             750 Palomar Avenue
             Sunnyvale, CA 94086
             Fax: (408) 735-8571

        with a copy to:

             Bank of the West Trust and Investment
             Services Division
             50 West San Fernando Street, 2nd Floor
             San Jose, CA 95113
             Attn:  Chris Bachtel
             Fax:  (408) 971-0933

             Buchalter, Nemer, Fields & Younger
             601 South Figueroa Street, Suite 2400
             Los Angeles, CA 90017-5704
             Attention:  Mark A. Bonenfant, Esq.
             Fax: (213) 896-0400

             Coudert Brothers
             Four Embarcadero Center, Suite 3300
             San Francisco, CA 94111
             Attention:  Greg L. Pickrell, Esq.
             Fax: (415) 986-0320
        if to the Holder,  to it at:

             the address set forth on the signature page of this Option with a copy to:

             Spencer Trask Securities, Inc.
             535 Madison Avenue
             New York, NY 10022
             Attention:  Kevin B. Kimberlin
             Fax: (212) 751-3362

             Proskauer Rose Goetz & Mendelsohn LLP
             1585 Broadway
             New York, NY 10036
             Attention:  Edward W. Kerson, Esq.
             Fax: (212) 969-2900

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or
(c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice having been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

        5.2 AMENDMENT. This Option may be modified or amended or the provisions of this Option may be waived only with the written consent of the Sellers and the Holder (it being understood that the Sellers shall, at the request of the Holder, cooperate with the Holder to modify this Option or to restructure this Option in any manner that does not adversely affect the Sellers).

        5.3 GOVERNING LAW. This Option shall be governed by the law of the State of California, without regard to provisions thereof relating to conflicts of laws.

        5.4 ASSIGNMENT. This Option may not be assigned, in any manner, without the written consent of Sellers.

   IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Option to be duly executed as of the date first hereinabove written above.

                                            FAROUDJA, INC.,
                                            a Delaware corporation


                                            By:    /s/ Michael Moone
                                                ------------------------
                                                Michael Moone, President


                                                   /s/ Yves Faroudja
                                                ------------------------
                                                Yves Faroudja


                                                   /s/ Isabell Faroudja
                                                ------------------------
                                                Isabell Faroudja

Accepted and Agreed:

IMAGES PARTNERS, LP


By:   /s/ Kevin Kimberlin
    -----------------------------

Address:     535 Madison Ave., 18th Floor
             New York, NY  10022
             Fax No.:  (212) 751-3483

FAROUDJA IMAGES, INC.


By:   /s/ Kevin Kimberlin
    -----------------------------
     Kevin Kimberlin, Secretary

                                    EXHIBIT "A"

                                 FI CAPITALIZATION


SECURITY HOLDER                              FI C/S                 PERCENT
---------------                              ------                 -------

Stock Option Plans(1)                      1,800,000                 17.86%

Y&I Direct Ownership                       2,050,000                 20.34%

Y&I Option Shares                          1,537,500

   Adelson Investors, LLC                    486,875                  4.83%

   Images Partners, LP                       384,375                  3.81%

   Faroudja Images Investors, LLC            666,250                  6.61%

FII Direct Ownership                       4,612,500                 45.76%

Adelson Contingent Warrant                    65,152                  0.65%

John Sie Warrant                              14,449                  0.14%
                                          ----------                 ------
TOTAL                                     10,079,960                   100%


(1) The Stock Option Plans for FI break down as follows:


STOCK OPTION PLAN                        RESERVED C/S          GRANTED OPTIONS
-----------------                        ------------          ---------------

1995 Stock Option Plan                     1,400,000              1,386,578

1997 Performance Stock Option Plan           300,000                      0

1997 Non-Employee Director Stock             100,000                 26,060
Option Plan